SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: Banco Itau Uruguay S.A
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Montevideo          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Uruguay              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


                           SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: Banque Internationale Arabe de Tunisie
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Tunisia            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Tunisia              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


                           SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: Barclays Bank of Uganda Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Kampala           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Uganda             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


                           SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: Barclays Bank of Zimbabwe Ltd
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Harare	      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zimbabwe             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X



                           SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: Citibank, A.S.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Istanbul           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Turkey	          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


                           SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: Citibank, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Caracas           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Venezuela          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

                          SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: Deutsche Bank AG, Netherlands
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Lisboa	   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Portugal           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

			SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: HSBC Bank (Vietnam) Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: HoChi Minh City  State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Vietnam           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


                          SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: HSBC Bank Middle East Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Dubai	   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: U.A.E         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


                          SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: HSBC Bank Middle East Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Dubai	   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: U.A.E         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


                          SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: ING Bank Ukraine
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Kiev	 State:    Zip Code:   Zip Ext.:
   D) Foreign Country: Ukraine      Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

                          SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: HSBC Bank
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Seoul	State:   Zip Code:   Zip Ext.:
   D) Foreign Country:Republic of Korea Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


                          SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: Standard Chartered Bank
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Taipei   	State:   Zip Code:   Zip Ext.:
   D) Foreign Country: Taiwan   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


                          SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: State Street Bank
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: U.K   	State:   Zip Code:   Zip Ext.:
   D) Foreign Country: U.K    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

                          SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: HSBC Bank
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Tokyo   	State:   Zip Code:   Zip Ext.:
   D) Foreign Country: Japan   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


                          SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: Zagrebacka Banka d.d.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Zagreb 	State:   Zip Code:   Zip Ext.:
   D) Foreign Country: Croatia Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

                          SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: UniCredit Tiriac Bank S.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Bucharest 	State:   Zip Code:   Zip Ext.:
   D) Foreign Country: Romania Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X